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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                         Date of Report: May 9, 1994


                        REPUBLIC NEW YORK CORPORATION
            (Exact name of registrant as specified in its charter)


    Maryland                       1-7436                      13-2764867
(State or other            (Commission file number)          (IRS Employer
jurisdiction of                                           Identification No.)
incorporation)


    452 Fifth Avenue, New York, New York                  10018
  (Address of principal executive offices)              (Zip Code)


      Registrant's telephone number, including area code: (212) 525-6100
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ITEM 5. OTHER EVENTS

        In connection with the filing of a Prospectus Supplement dated May 5, 1994 relating to the offering of $200,000,000 aggregate principal amount of the Corporation's 7 3/4% Subordinated Notes Due 2009, the Corporation is hereby filing the documents listed under Item 7 below as Exhibits to the Corporation's Shelf Registration Statement, as amended (No. 33-49507). Such documents are hereby incorporated herein by reference in this Current Report on Form 8-K and copies of the same are attached hereto as exhibits.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS.

        C. EXHIBITS

                99(a) - Press Release dated April 20, 1994, with attached
                        financial statements, Announcing Results for the First Quarter and Three Month Period Ended March 31, 1994

                99(b) - Press Release dated April 20, 1994 Announcing
                        Declaration of Dividends Payable July 1, 1994

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                                  SIGNATURE

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                        REPUBLIC NEW YORK CORPORATION

                                        By: /s/ William F. Rosenblum, Jr
                                            ----------------------------
                                               Senior Vice President

Date: May 9, 1994
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                                EXHIBIT INDEX

               Exhibit                  Description
               -------                  -----------

                99(a) - Press Release dated April 20, 1994, with attached
                        financial statements, Announcing Results for the First Quarter and Three Month Period Ended March 31, 1994

                99(b) - Press Release dated April 20, 1994 Announcing
                        Declaration of Dividends Payable July 1, 1994